                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               OCTOBER 17, 1995
                       (Date of earliest event reported)

                            AMSOUTH BANCORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)

            Delaware                 1-7476                63-0591257
            --------                 ------                ----------
         (State or other          (Commission            (IRS Employer
         jurisdiction of          File Number)         Identification No.)
         incorporation)

                           1400 AmSouth-Sonat Tower
                          Birmingham, Alabama  35203
                          --------------------------
         (Address, including zip code, of principal executive office)

                                (205) 320-7151
                                --------------
                        (Registrant's telephone number,
                             including area code)

Item 5. Other Events:
        ------------

        AmSouth Bancorporation is filing this Current Report on Form 8-K to report its preliminary results of operations for the third quarter of 1995.

        On October 17, 1995, AmSouth Bancorporation reported unaudited net income of $46.1 million, or $.79 per common share, for the third quarter of 1995, which represents a 4.6 percent increase over third quarter 1994 net income of $44.1 million and a 5.3 percent increase over third quarter 1994 earnings per share of $.75.

        "Our earnings met our expectations for improved performance," said John
W. Woods, chairman and chief executive officer of AmSouth Bancorporation. "Expense reductions and productivity measures improved our efficiency ratio to below 60 percent, while AmSouth's core earnings continue to increase quarter to quarter."

        C. Dowd Ritter, president and chief operating officer of AmSouth Bancorporation, added, "We met or exceeded our goals for the first three quarters of this year. For the future, we will continue to execute strategies that support improving our earnings momentum."

        AmSouth's third quarter earnings represent a 1.09 percent return on average assets and a 13.38 percent return on average shareholders' equity. The improvements in the company's third quarter performance compared to the second quarter are attributed primarily to reduced expenses and an improved interest rate margin.

        Average loans for the quarter were up 10.1 percent and average deposits were up 7.8 percent over last year's third quarter levels.

        Third quarter 1995 noninterest revenues decreased by 13.2 percent compared to last year's third quarter primarily due to gains on the sale of third-party mortgage servicing realized in the third quarter of 1994. Noninterest expenses, however, were 14.4 percent below last year's third quarter levels and include the effects of approximately $5 million of FDIC insurance refunds.

        Earnings year to date are $127.1 million, or $2.18 per share, compared to $125.9 million, or $2.25 per share, for the first three quarters of 1994. At September 30, 1995, AmSouth reported total assets of $17.0 billion and shareholders' equity of $1.4 billion.

        AmSouth Bancorporation, a preeminent MidSouth financial institution, operates 274 banking offices in four states: 126 offices in Alabama, 116 offices in Florida, 24 in Tennessee and eight in northwest Georgia.

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                     (In thousands except per share data)


                                              Three Months                           Nine Months
                                           Ended September 30                     Ended September 30
                                       -------------------------      %     -------------------------      %
EARNINGS SUMMARY                            1995          1994      Change       1995          1994      Change
                                       ------------  -----------    ------  -----------   -----------    ------
Net interest income                    $   149,809   $   153,194     (2.2)  $   442,022   $   423,818      4.3
Provision for loan losses                    9,398         4,773     96.9        30,049         9,954    201.9
                                       -----------   -----------            -----------   -----------

Net interest income after provision        140,411       148,421     (5.4)      411,973       413,864     (0.5)
Noninterest revenues                        48,427        55,816    (13.2)      179,958       151,588     18.7
Noninterest expenses                       115,533       134,966    (14.4)      391,792       371,927      5.3
                                       -----------   -----------            -----------   -----------

Income before income taxes                  73,305        69,271      5.8       200,139       193,525      3.4
Income taxes                                27,210        25,210      7.9        73,076        67,590      8.1
                                       -----------   -----------            -----------   -----------
Net income                             $    46,095   $    44,061      4.6   $   127,063   $   125,935      0.9
                                       ===========   ===========            ===========   ===========

Primary earnings per share             $      0.79   $      0.75      5.3   $      2.18   $      2.25     (3.1)
Average primary shares outstanding          58,418        58,894                 58,273        56,021
End of period shares outstanding            58,480        58,026

                                              Average for                          Average for
                                             Three Months                          Nine Months
                                           Ended September 30                   Ended September 30
                                       -------------------------       %    -------------------------      %
BALANCE SHEET SUMMARY                      1995          1994       Change      1995          1994       Change
                                       -----------   -----------    ------  -----------   -----------    ------
Loans net of unearned income           $11,816,908   $10,731,271     10.1   $11,727,594   $ 9,509,976     23.3
Total securities                         3,667,935*    4,650,920*   (21.1)    3,747,570*    3,799,210*    (1.4)
Earning assets                          15,572,158*   15,658,272*    (0.5)   15,578,183*   13,635,560*    14.2
Total assets                            16,796,595    17,055,737     (1.5)   16,869,446    14,835,166     13.7
Noninterest-bearing deposits             1,730,937     1,798,001     (3.7)    1,761,573     1,769,571     (0.5)
Interest-bearing deposits               11,528,713    10,498,460      9.8    11,504,403     9,342,669     23.1
Total deposits                          13,259,650    12,296,461      7.8    13,265,976    11,112,240     19.4
Shareholders' equity                     1,366,359     1,337,861      2.1     1,346,145     1,241,774      8.4


                                                   Ending
                                                   Balance
                                                 September 30
                                      -----------------------------       %
BALANCE SHEET SUMMARY                     1995              1994        Change
                                      -----------       -----------     ------
Loans net of unearned income          $11,922,456       $11,008,363       8.3
Total securities                        3,792,648*         4,018,696*    (5.6)
Earning assets                         15,793,195*        15,321,639*     3.1
Total assets                           17,004,235         16,869,187      0.8
Noninterest-bearing deposits            1,768,953          1,880,201     (5.9)
Interest-bearing deposits              11,403,273         10,728,060      6.3
Total deposits                         13,172,226         12,608,261      4.5
Shareholders' equity                    1,387,219          1,318,497      5.2



                                                                   1995                             1994
                                                    ----------------------------------      -------------------
SELECTED RATIOS                                     3rd Qtr       2nd Qtr      1st Qtr      4th Qtr     3rd Qtr
                                                    -------       -------      -------      -------     -------
Average shareholders' equity to
  average total assets                               8.13%         7.92%        7.85%        7.86%        7.84%
End of period shareholders' equity to
  end of period total assets                         8.16          8.00         7.82         7.81         7.82
Tier 1 capital to risk-adjusted assets               8.31**        8.13         8.31         8.84         9.42
Total capital to risk-adjusted assets               11.15**       10.98        11.39        12.14        12.83
Loans net of unearned income to total  deposits     90.51         88.44        87.98        87.47        87.31
Net income (annualized) to average  total assets     1.09          0.97         0.96         0.03         1.02
Net income (annualized) to average
  shareholders' equity                              13.38         12.22        12.28         0.41        13.07
Book value per common share                         23.72         23.31        22.95        22.57        22.72
Tangible book value per common share                18.78         18.28        16.87        16.49        16.51
Efficiency ratio                                    57.40         64.26        64.14        86.57        63.51

--------
* Includes adjustment for market valuation on available-for-sale securities of $4,324, $(18,349), $1,322, $(8,044), $4,199 and $(21,391), respectively.

**Estimated

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                                (In thousands)

                                                 09/30/95          09/30/94          % Change
                                               -----------       -----------       ----------
LOANS
Commercial                                     $ 3,033,409       $ 2,681,371             13.1
Commercial real estate:
  Commercial real estate mortgages               1,476,494         1,364,003              8.2
  Real estate construction                         496,067           493,207              0.6
                                               -----------       -----------
   Total commercial real estate                  1,972,561         1,857,210              6.2
Consumer:
  Residential first mortgages                    4,272,370         4,112,346              3.9
  Other residential mortgages                      665,629           609,152              9.3
  Dealer indirect                                1,041,744           844,033             23.4
  Other consumer                                 1,016,098           981,236              3.6
                                               -----------       -----------
   Total consumer                                6,995,841         6,546,767              6.9
                                               -----------       -----------
  Total loans                                  $12,001,811       $11,085,348              8.3
                                               ===========       ===========

                                                                    1995                                        1994
                                               ----------------------------------------------       ---------------------------
                                                  Sep 30            Jun 30            Mar 31           Dec 31           Sept 30
                                               -----------       -----------       ----------       ----------       ----------
NONPERFORMING ASSETS
Nonaccrual loans                               $    89,355       $    96,111       $  101,964       $   89,545       $   97,186
Restructured loans                                       0                 0              781           13,203           11,219
                                               -----------       -----------       ----------       ----------       ----------
  Total nonperforming loans                         89,355            96,111          102,745          102,748          108,405
Foreclosed properties                               13,144            18,112           24,656           28,263           31,673
Repossessions                                        2,052             2,028            2,097            2,079            1,664
                                               -----------       -----------       ----------       ----------       ----------
  Total nonperforming assets                   $   104,551       $   116,251       $  129,498       $  133,090       $  141,742
                                               ===========       ===========       ==========       ==========       ==========

Nonperforming assets to loans net of
  unearned income, foreclosed properties
  and repossessions                                   0.88%             0.97%            1.10%            1.16%            1.28%

Accruing loans 90 days past due                $    45,548       $    34,663       $   33,685       $   34,246       $   44,293
                                               ===========       ===========       ==========       ==========       ==========

                                                                    1995                                        1994
                                               ----------------------------------------------       ---------------------------
                                                  Sep 30            Jun 30            Mar 31           Dec 31           Sept 30
                                               -----------       -----------       ----------       ----------       ----------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                 $   179,002       $   174,398       $  171,167       $  164,756       $  164,746
Loans charged off                                   12,290            11,833            9,161           16,457            9,066
Recoveries of loans previously charged off           3,440             4,130            2,295            2,719            4,303
                                               -----------       -----------       ----------       ----------       ----------

    Net charge-offs                                  8,850             7,703            6,866           13,738            4,763
Addition to allowance charged to expense             9,398            12,307            8,344           20,149            4,773
Allowance acquired in acquistions                        0                 0            1,753                0                0
                                               -----------       -----------       ----------       ----------       ----------
Balance at end of period                       $   179,550       $   179,002       $  174,398       $  171,167       $  164,756
                                               ===========       ===========       ==========       ==========       ==========

Allowance for loan losses to loans net of
  unearned income                                     1.51%             1.50%            1.48%            1.50%            1.50%
Net charge-offs to average loans net of
  unearned income *                                   0.30%             0.26%            0.24%            0.49%            0.18%
Allowance for loan losses to nonperforming
   loans                                            200.94%           186.25%          169.74%          166.59%          151.98%
Allowance for loan losses to nonperforming
   assets                                           171.73%           153.98%          134.67%          128.61%          116.24%

              * Annualized


               CONSOLIDATED AVERAGE DAILY BALANCES, REVENUE AND
                 EXPENSE SUMMARY, YIELDS AND RATES-BY QUARTER
                            AMSOUTH BANCORPORATION
                                  (Unaudited)

                                                                Third Quarter Ended September 30
                                                                1995
                                                              --------------------------------------------------------
(Taxable Equivalent Basis -                                     Average             Revenue/           Yield/
        Dollars in Thousands)                                   Balance             Expense            Rate
                                                              --------------------------------------------------------
ASSETS
Earning assets:
        Loans net of unearned income                          $  11,816,908       $    257,422            8.64 %

        Trading securities                                            2,797                 27            3.83
        Available-for-sale securities                               496,588              8,900            7.11
        Held-to-maturity securities:
                Taxable                                           2,908,333             48,044            6.55
                Tax-free                                            255,893              6,957           10.79
                                                              -------------       ------------
                        Total held-to-maturity securities         3,164,226             55,001            6.90
                                                              -------------       ------------

        Total securities                                          3,663,611             63,928            6.92
        Other earning assets                                         87,315              1,205            5.48
                                                              -------------       ------------

                Total earning assets                             15,567,834            322,555            8.22
Cash and other assets                                             1,404,025
        Less allowance for loan losses                             (179,588)
Market valuation on AFS securities                                    4,324
                                                              -------------

                                                              $  16,796,595
                                                              =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
        Interest-bearing demand deposits                      $   3,830,799             33,139            3.43
        Savings deposits                                            986,486              6,805            2.74
        Time deposits                                             5,792,071             85,870            5.88
        Certificates of deposit of $100,000 or more                 919,357             14,018            6.05
        Federal funds purchased and securities
                sold under agreements to repurchase               1,044,177             14,966            5.69
        Other interest-bearing liabilities                          913,192             14,908            6.48
                                                              -------------       ------------

                Total interest-bearing liabilities               13,486,082            169,706            4.99
                                                                                  ------------        ---------

                        Incremental interest spread                                                       3.23 %
                                                                                                      =========
Noninterest-bearing demand deposits                               1,730,937
Other liabilities                                                   213,217
Shareholders' equity                                              1,366,359
                                                              -------------



                                                              $  16,796,595
                                                              =============
Net interest income/margin
        on a taxable equivalent basis                                                  152,849            3.90 %
                                                                                                      =========
Taxable equivalent adjustment:
        Loans                                                                              745
        Securities                                                                       2,295

                                                                                  ------------
                Total taxable equivalent adjustment                                      3,040

                                                                                  ------------
                        Net interest income                                       $    149,809
                                                                                  ============


                                                                  Third Quarter Ended September 30
                                                                  1994
                                                                --------------------------------------------------------
(Taxable Equivalent Basis -                                       Average             Revenue/               Yield/
        Dollars in Thousands)                                     Balance             Expense                Rate
                                                                --------------------------------------------------------
ASSETS
Earning assets:
        Loans net of unearned income                            $  10,731,271       $  218,001                  8.06 %

        Trading securities                                             50,144              923                  7.30
        Available-for-sale securities                               1,190,536           17,556                  5.85
        Held-to-maturity securities:
                Taxable                                             3,120,246           50,000                  6.36
                Tax-free                                              308,343            8,749                 11.26
                                                                -------------       ----------
                        Total held-to-maturity securities           3,428,589           58,749                  6.80
                                                                -------------       ----------

        Total securities                                            4,669,269           77,228                  6.56
        Other earning assets                                          276,081            3,595                  5.17
                                                                -------------       ----------

                Total earning assets                               15,676,621          298,824                  7.56
Cash and other assets                                               1,562,705
        Less allowance for loan losses                               (165,240)
Market valuation on AFS securities                                    (18,349)
                                                                -------------

                                                                $  17,055,737
                                                                =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
        Interest-bearing demand deposits                        $   4,084,672           33,321                  3.24
        Savings deposits                                              958,903            6,459                  2.67
        Time deposits                                               4,639,285           51,505                  4.40
        Certificates of deposit of $100,000 or more                   815,600            9,358                  4.55
        Federal funds purchased and securities
                sold under agreements to repurchase                 2,241,922           25,759                  4.56
        Other interest-bearing liabilities                          1,050,845           15,735                  5.94
                                                                -------------       ----------

                Total interest-bearing liabilities                 13,791,227          142,137                  4.09
                                                                                    ----------               --------

                        Incremental interest spread                                                             3.47 %
                                                                                                             ========
Noninterest-bearing demand deposits                                 1,798,001
Other liabilities                                                     128,648
Shareholders' equity                                                1,337,861
                                                                -------------



                                                                $  17,055,737
                                                                =============

Net interest income/margin
        on a taxable equivalent basis                                                  156,687                  3.97 %
                                                                                                             ========
Taxable equivalent adjustment:
        Loans                                                                              738
        Securities                                                                       2,755
                Total taxable equivalent adjustment                                 ----------
                        Net interest income                                              3,493
                                                                                    ----------
                                                                                    $  153,194
                                                                                    ==========

               CONSOLIDATED AVERAGE DAILY BALANCES, REVENUE AND
                EXPENSE SUMMARY, YIELDS AND RATES-YEAR TO DATE
                            AMSOUTH BANCORPORATION
                                  (Unaudited)


                                                                     Nine Months Ended September 30
                                                               1995                                1994
                                                ------------------------------   --------------------------------------
(Taxable Equivalent Basis -                      Average     Revenue/   Yield/     Average     Revenue/          Yield/
   Dollars in Thousands)                         Balance     Expense    Rate       Balance     Expense            Rate
                                                -----------  --------   ------   -----------   --------          ------
ASSETS
Earning assets:
   Loans net of unearned income                 $11,727,594  $758,005    8.64%   $ 9,509,976   $567,000            7.97%

   Trading securities                                 6,745       290    5.75         54,517      2,449            6.01
   Available-for-sale securities                    502,981    27,407    7.29      1,104,172     43,474            5.26
   Held-to-maturity securities:
     Taxable                                      2,965,488   145,192    6.55      2,324,512    111,632            6.42
     Tax-free                                       271,034    22,126   10.91        324,053     27,122           11.19
                                                -----------  --------            -----------   --------
       Total held-to-maturity securities          3,236,522   167,318    6.91      2,648,565    138,754            7.00
                                                -----------  --------            -----------   --------

   Total securities                               3,746,248   195,015    6.96      3,807,254    184,677            6.49
   Other earning assets                             103,019     5,263    6.83        326,374     12,130            4.97
                                                -----------  --------            -----------   --------

     Total earning assets                        15,576,861   958,283    8.23     13,643,604    763,807            7.48
Cash and other assets                             1,467,199                        1,343,527
   Less allowance for loan losses                  (175,936)                        (143,921)
Market valuation on AFS securities                    1,322                           (8,044)
                                                -----------                      -----------
                                                $16,869,446                      $14,835,166
                                                ===========                      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
   Interest-bearing demand deposits             $ 3,917,453   108,098    3.69    $ 3,746,383     82,505            2.94
   Savings deposits                                 946,992    20,690    2.92        919,538     17,705            2.57
   Time deposits                                  5,740,896   243,032    5.66      3,929,607    126,472            4.30
   Certificates of deposit of $100,000 or more      899,062    39,159    5.82        747,141     23,584            4.22
   Federal funds purchased and securities
     sold under agreements to repurchase          1,080,661    47,853    5.92      1,500,422     46,337            4.13
   Other interest-bearing liabilities               987,061    47,833    6.48        815,394     32,261            5.29
                                                -----------  --------            -----------   --------

     Total interest-bearing liabilities          13,572,125   506,665    4.99     11,658,485    328,864            3.77
                                                             --------   -----                  --------           -----

     Incremental interest spread                                         3.24%                                     3.71%
                                                                        =====                                     =====
Noninterest-bearing demand deposits               1,761,573                        1,769,571
Other liabilities                                   189,603                          165,336
Shareholders' equity                              1,346,145                        1,241,774
                                                -----------                      -----------

                                                $16,869,446                      $14,835,166
                                                ===========                      ===========
Net interest income/margin
   on a taxable equivalent basis                              451,618    3.88%                  434,943            4.26%
                                                                        =====                                     =====
Taxable equivalent adjustment:
   Loans                                                        2,286                             2,253
   Securities                                                   7,310                             8,872
                                                             --------                          --------
     Total taxable equivalent adjustment                        9,596                            11,125
                                                             --------                          --------
       Net interest income                                   $442,022                          $423,818
                                                             ========                          ========

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                            (Dollars in Thousands)

                                                Three Months
                                                Ended September 30                             %
                                               --------------------------------------
                                                      1995                   1994            Change
                                               -------------------------------------------------------
NONINTEREST REVENUES

Trust income                                    $   12,339               $   11,140            10.8 %
Service charges on deposit accounts                 21,651                   17,749            22.0
Credit card income                                   3,906                    3,116            25.4
Securities gains                                       285                       99           187.9
Mortgage administration fees                           136                    6,545           (97.9)
Investment services income                           2,324                    3,472           (33.1)
(Losses) gains on available-for-sale securities        (58)                  (3,320)           98.3
Other portfolio income                                 411                      107           284.1
Other operating revenues                             7,433                   16,908           (56.0)
                                                ----------               ----------

    Total                                       $   48,427               $   55,816           (13.2)
                                                ==========               ==========



NONINTEREST EXPENSES

Salaries and employee benefits                  $   52,832               $   60,860           (13.2)%
Net occupancy expense                               12,168                   12,264            (0.8)
Equipment expense                                   11,213                   10,696             4.8
FDIC premiums                                        2,109                    6,669           (68.4)
Foreclosed properties expense                           (2)                     455          (100.4)
Other operating expenses                            37,213                   44,022           (15.5)
                                                ----------               ----------

    Total                                       $  115,533               $  134,966           (14.4)
                                                ==========               ==========



INTANGIBLE ASSETS                                 09/30/95                 09/30/94
                                                 ----------               ----------

Goodwill                                        $  287,452               $  290,306
Purchased mortgage servicing rights                      0                   67,831
Core deposit intangibles                             1,681                    2,198



                                                   Nine Months
                                                   Ended September 30                               %
                                                   -----------------------------------------
                                                         1995                     1994            Change
                                                   --------------------------------------------------------
NONINTEREST REVENUES

Trust income                                         $   36,811               $   34,574             6.5
Service charges on deposit accounts                      62,014                   50,313            23.3
Credit card income                                       10,833                    9,206            17.7
Securities gains                                            481                      327            47.1
Mortgage administration fees                              8,353                   16,505           (49.4)
Investment services income                                8,238                   10,847           (24.1)
(Losses) gains on available-for-sale securities           3,170                      492           544.3
Other portfolio income                                      436                   (2,556)          117.1
Other operating revenues                                 49,622                   31,880            55.7
                                                     ----------               ----------
    Total                                            $  179,958               $  151,588            18.7
                                                     ==========               ==========



NONINTEREST EXPENSES

Salaries and employee benefits                       $  173,661               $  171,253             1.4
Net occupancy expense                                    41,896                   33,917            23.5
Equipment expense                                        39,090                   30,415            28.5
FDIC premiums                                            16,835                   17,899            (5.9)
Foreclosed properties expense                              (415)                     666          (162.3)
Other operating expenses                                120,725                  117,777             2.5
                                                     ----------               ----------

    Total                                            $  391,792               $  371,927             5.3
                                                     ==========               ==========



                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMSOUTH BANCORPORATION

Date: November 2, 1995                  By: /s/ Dennis J. Dill
                                            ----------------------------------
                                                Dennis J. Dill
                                            Executive Vice President and
                                            Chief Accounting Officer
                                            (Principal Accounting Officer)